Exhibit 10.11

Software License Agreement
Between
Sun Microsystems, Inc. and Inprise Corporation

THIS Software License Agreement, (the “SLA”), including Exhibits A-1 through A-5 hereto (collectively, the “SLA Exhibits”), is made and entered into December 29, 2000, by and between Sun Microsystems, Inc., located at 901 San Antonio Road, Palo Alto, California 94303 (“Sun”) and Inprise Corporation, located at 100 Enterprise Way, Scotts Valley, CA 95066, (“Licensee” or “Customer” OR “Borland”). The parties agree as follows:

            WHEREAS Borland wishes to license Sun’s Java 2 Platform Standard Edition Development Kit (“J2SE”) and Java 2 Platform Enterprise Edition (“J2EE”) for use with Borland’s “AppServer” application server software product,

            WHEREAS Borland wishes to license Sun’s 1) J2SE, 2) J2EE , 3) Java 2 Micro Edition Connected Limited Device Configuration (“CLDC”), 4) Java 2 Micro Edition Mobile Information Device Profile (“MIDP”), 5) Java TV 1.0 Source Technology (“Java TV”), 6) PersonalJava Platform Technology (“PJava”), and other Sun Technologies which the parties may later agree to license, for use with Borland’s integrated development environments (“developer tools”),

            WHEREAS Borland (formerly known as Borland International, Inc.), is party to a Sun Technology License and Distribution Agreement dated October 31, 1995 (as amended through the date hereof, the “TLDA”), for use of Sun’s Java Application Environment (“JAE”) and J2SE,

            WHEREAS Borland desires to license Sun’s CLDC, MIDP, PJava, and Java TV, for use with Borland’s developer tools,

            NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.        Glossary.
            a.       “Sun Technologies” means the Java software products identified in the SLA Exhibits.
            b.      “TCK Compliant” means code which complies with the requirements of the Technology Compatibility Kit or TCK for the respective Sun Technologies.

2.        Upon execution of this SLA, Borland shall make a nonrefundable, non-transferable payment of royalties in the amount of ***** for the right to distribute an unlimited number of copies of TCK Compliant binary implementations of:

a. J2SE, subject to the terms and conditions contained in the TLDA, as further amended by Amendment No. 4 thereto in the form attached hereto as Exhibit A-1 to this SLA,
b. J2EE, subject to the terms and conditions contained in the TLDA, as further amended by Amendment No. 4 thereto in the form attached hereto as Exhibit A-1 to this SLA,

c.       J2ME CLDC, subject to the terms and conditions contained in the Sun Community Source License version 2.5 (“SCSL 2.5”) for Java 2 Platform, Micro Edition, Connected Limited Device Configuration as supplemented and amended by Attachment D (Commercial Use License) thereto in the form attached as Exhibit A-2 to this SLA,

d. J2ME MIDP, subject to the terms and conditions contained in the Sun Community Source

*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

License version 2.7 (“SCSL 2.7”) for Java 2 Platform, Micro Edition, Mobile Information Device Profile, as supplemented and amended by Attachment D (Commercial Use License) thereto in the form attached as Exhibit A-3 to this SLA,

e.       Java TV, subject to the terms and conditions contained in the Sun Community Source License version 2.9 (“SCSL 2.9”) for Java TV Technology, as supplemented and amended by Attachment D (Commercial Use License) thereto in the form attached as Exhibit A-4 to this SLA, and

f.      PJava, subject to the terms and conditions of the Sun Community Source License version 2.4 for PersonalJava (“SCSL 2.4” and, collectively with SCSL 2.5, SCSL, 2.7 and SCSL 2.9, the “SCSL”) as supplemented and amended by Attachment D (Commercial Use License) thereto in the form attached as Exhibit A-5 to this SLA.

3.        The payment by Borland of ***** pursuant to Section 2 above shall supercede and be in lieu of any royalties, license fees or support fees required to be made by Borland to Sun under the TLDA, or SCSL for the use and distribution of the Sun Technologies as licensed herein and in the TLDA, SCSL and SLA Exhibits.

4.        Capitalized terms used and not otherwise defined in this SLA and the SLA Exhibits hereto have the same meaning as defined in the TLDA, SCSL and Commercial Use Attachments for the respective Sun Technologies.

5.        This SLA includes a set of SLA Exhibits, which are themselves, independent agreements between the parties. A breach of one of the SLA Exhibits shall not, in and of itself, necessarily constitute a breach of another or of this Agreement generally.

6.        In the event of a conflict of terms or conditions between the SLA Exhibits and pages 1-2 of this SLA, pages 1-3 of this SLA shall govern.

7.        This SLA, together with all exhibits and attachments hereto and all documents incorporated herein and therein by reference is the parties’entire agreement relating to its subject matter. It supersedes all prior or contemporaneous oral or written communications, proposals, conditions, representations and warranties and prevails over any conflicting or additional terms of any quote, order, acknowledgment, or other communication between the parties relating to its subject matter during the term of this SLA. No modification to this SLA will be binding, unless in writing and signed by an authorized representative of each party.

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*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

8.        This SLA may be executed in one or more counterparts which, when taken together, in original or facsimile form, shall constitute one and the same agreement.

Sun Microsystems, Inc.		Inprise Corporation

By:	/s/ Sheila R. Kerr	By:	/s/ Keith E. Gottfried

FOR NEAL CIVJAN

Name:	Sheila R. Kerr	Name:	Keith E. Gottfried

	(printed or typed)		(printed or typed)

Title:	Manager, Sales OPS	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date:	12/29/00	Date:	12/29/00

Exhibit A
Sun Technology Terms and Conditions

The Sun technologies licensed hereunder are those initialed by both parties below:

Exhibit	Sun Technology	Licensee	Sun

Exhibit A-1	J2SE and J2EE	/s/ KG	/s/ SRK

Exhibit A-2	J2ME CLDC	/s/ KG	/s/ SRK

Exhibit A-3	J2ME MIDP	/s/ KG	/s/ SRK

Exhibit A-4	J2ME Java TV Technology v. 1.0	/s/ KG	/s/ SRK

Exhibit A-5	PersonalJava Platform	/s/ KG	/s/ SRK

Exhibit A-1:   J2SE and J2EE

Amendment No. 4 to the TLDA
between
Sun Microsystems, Inc. and Inprise Corporation
[Sun legal files index agreement number 80614]

THIS AMENDMENT NO. 4, ( “Amendment 4”) to the Technology License and Distribution Agreement dated October 31, 1995 (the “TLDA”) between Sun Microsystems, Inc., located at 901 San Antonio Road, Palo Alto, California 94303 (“Sun”) and Inprise Corporation, (formerly known as Borland International, Inc.), located at 100 Enterprise Way, Scotts Valley, CA 95066, (“Borland” or “Customer”), is made and entered into by and between the same parties. This Amendment 4 is being entered into simultaneously with, and is incorporated as Exhibit A-1 into, that certain Software License Agreement between Sun and Borland dated the date hereof (the “SLA”). The parties agree as follows:

1.        Field of Use Amendment. Section II. Field of Use, in Exhibit C-13 “Java 2 Platform, Enterprise Edition,” attached to Amendment No. 3 to the TLDA (Sun legal files index agreement no. 55786), (referred to in this Amendment as “Exhibit C-13”) is hereby deleted in its entirety and replaced with the following:

II. Field of Use:

a. Application Server use. For use in Borland’s App Server Product on any OS platforms where a Sun licensee has ported a Java compliant VM including but not limited to Win32, Win64, Solaris, HP-UX, Linux, AIX, and Apple Mac OS X.

b. Developer Tool Environment. For use in Borland’s integrated developer tool environments using Java platform technology, including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java Products which Borland may distribute only to end users for the sole purpose of permitting the end user to develop and test applications it develops by running those applications on the Product. Licensee must not permit the end user to deploy, distribute or make commercial use of the Sun Technology or derivatives thereof.

2.        Products List Amendment. Section III. Products List, in Exhibit C-13 is hereby deleted in its entirety and replaced with the following:

Section III. Products List:
a. App Server, Borland’s application server software.

b. Borland’s integrated developer tool environments using Java platform technology including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, and developer tool environment supplemental products including but not limited to, AppCenter and VisiBroker.

3.        J2EE Royalties. The first paragraph of subsection d. of Section IV. of Exhibit C-13 is deleted and is superseded in its entirety by section 2 of the SLA.

4.        JAE, J2SE Royalties. With respect to the Java Application Environment and Compiler only, the Per copy and Per Subscription Royalties stated in Exhibit C “Schedule of Fees and Royalties” of the TLDA are deleted and are superseded in their entirety by Section 2 of the SLA.

5.        Licensee Products to be used with or which integrate TCK compliant implementations of J2SE. Exhibit B of the TLDA “Description of Licensee Products” is hereby amended by deleting “The IDE for Java”, and replacing it with:

Borland’s integrated developer tool environments using Java platform technology including but not limited to JBuilder, JBuilder HandHeld Express, JdataStore, MIDAS Client for Java, Borland’s integrated developer tool environment supplemental products including but not limited to AppCenter and VisiBroker, and Borland’s application deployment product AppServer.

6.        Field of Use for J2SE:

a. Application Server use. For use in Borland’s App Server Product on any OS platforms where a Sun licensee has ported a Java compliant VM including but not limited to Win32, Win64, Solaris, HP-UX, Linux, AIX, and Apple Mac OS X..

b. Developer Tool Environment. For use in Borland’s integrated developer tool environments using Java platform technology, including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, and any other integrated developer tool environment products which Borland may distribute only to end users for the sole purpose of permitting the end user to test applications it develops by running those applications on the Product. Licensee must not permit the end user to deploy, distribute or make commercial use of the Sun Technology or derivatives thereof.

7.        Term of TLDA. Section 10.1 of the TLDA is hereby deleted in its entirety and replaced with the following:

10.1 Term. The term of this Agreement shall begin on the Effective Date and shall continue until December 28th, 2005, or until terminated as provided below. Termination is permitted either for material breach of this Agreement, upon thirty (30) days written notice to the other party and an opportunity to cure within such thirty (30) day period, or upon any action for infringement of Intellectual Property Rights relating to the Technology by Licensee against SUN or any of SUN’s licensees of the Technology.

Except as expressly amended herein, the TLDA shall remain unaltered and in full force and effect. The parties have caused this amendment to be executed by their duly authorized representatives.

This Amendment 4 may be executed in one or more counterparts which, when taken together, in original or facsimile form, shall constitute one and the same agreement.

Sun Microsystems, Inc.		Inprise Corporation.

By:	/s/ Sheila R. Kerr	By:	/s/ Keith E. Gottfried

	FOR NEAL CIVJAN		Keith E. Gottfried
Title	Manager, Sales OPS	Title:	Senior Vice President, General Counsel & Corporate Secretary

Date:	12/29/00	Date:	12/29/00

Exhibit A-2:   J2ME CLDC

ATTACHMENT D
COMMERCIAL USE LICENSE
[Sun legal files index number 80615]

1. Effect. This Attachment D is to the Sun Community Source License version 2.5 for Java 2 Platform, Micro Edition, Connected Limited Device Configuration (“SCSL”). You have agreed to the terms of the SCSL by selecting the “Accept” button at the end of the SCSL. You acknowledge that the SCSL is binding on You. This Attachment D is effective only if signed below by You and Original Contributor, and applies to Your Commercial Use of Original Code and Upgraded Code. This Attachment D is being entered into simultaneously with, and is incorporated as Exhibit A-2 into, that certain Software License Agreement between Sun and Borland dated the date hereof (the “SLA”). All capitalized terms used herein shall have the same meaning set forth in the SCSL, unless otherwise stated.

2. Term. Upon execution of this Attachment D by You and Original Contributor, this Commercial Use license shall have a term of five (5) years commencing on December 29, 2000, and ending on December 28, 2005.

3. Commercial Use License Grant. Subject to Your compliance with Section 4 below, Section 8.10 of the Research Use license, and the TCK license; in addition to the Research Use license, the TCK license, and the Internal Deployment Use license, Original Contributor grants to You a worldwide, non-exclusive, non-transferable license, to the extent of Original Contributor’s Intellectual Property Rights covering the Original Code, Upgraded Code and Specifications, to do the following within the specified field of use:

a) reproduce and distribute Compliant Covered Code;

b) compile Compliant Covered Code and reproduce and distribute the same in Executable form through multiple tiers of distribution; and

c) reproduce and distribute Reformatted Specifications in association with Compliant Covered Code.

4. Additional Requirements and Responsibilities. In addition to the requirements and responsibilities specified in the Research Use license, the TCK license and the Internal Deployment license, and as a condition to exercising the rights granted in Section 3 above, You agree to the following additional requirements and responsibilities:

a) Distribution of Source Code. Source Code of Compliant Covered Code may be distributed only to another Licensee of the same Technology.

b) Distribution of Executable Code. You may distribute the Executable version(s) of Compliant Covered Code under a license of Your choice, which may contain terms different from this License, provided (i) that You are in compliance with the terms of this License, and (ii) You must make it absolutely clear that any terms which differ from this License are offered by You alone, not by Original Contributor or any other Contributor.

c) Branding. Products integrating Compliant Covered Code used for Commercial Use must be branded with the Technology compliance logo under a separate trademark license required to be executed by You and Original Contributor concurrent with execution of this Attachment D.

5. Indemnity/Limitation of Liability. The provisions of Section 7.1 of the Research Use license are superseded by the following:

a) Your Indemnity Obligation. You hereby agree to defend, at Your expense, any legal proceeding brought against Original Contributor or any Licensee to the extent it is based on a claim: (i) that the use, reproduction or distribution of any of Your Error Corrections or Shared Modifications is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention; (ii) arising in connection with any representation, warranty, support, indemnity, liability or other license terms You may offer in connection with any Covered Code; or (iii) arising from Your Commercial Use of Covered Code, other than a claim covered by Section 5.b) below, or a patent claim based solely on Covered Code not provided by You. You will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by You, attributable to such claim.

b) Original Contributor’s Indemnity Obligation. Original Contributor will defend, at its expense, any legal proceeding brought against You, to the extent it is based on a claim that Your authorized Commercial Use of Original Code and Upgraded Code is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention, and will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. The foregoing shall not apply to any claims of intellectual property infringement based upon the combination of code or documentation supplied by Original Contributor with code, technology or documentation from other sources.

c) Right of Intervention. Original Contributor will have the right, but not the obligation, to defend You, at Original Contributor’s expense, in connection with a claim that Your Commercial Use of Original Code and Upgraded Code is an infringement of a third party patent and will, if Original Contributor chooses to defend You, pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. Notwithstanding the foregoing, Original Contributor shall not compromise, settle or otherwise resolve any such claim on terms which are prejudicial or detrimental to Your rights or interests without first providing notice to You of such terms and making reasonable efforts to discuss reasonable less prejudicial or detrimental alternatives with You.

d) Prerequisites. Under Sections 5.b) and c) above, You must, and under Section 5.a) above, Original Contributor or any Licensee must: (i) provide notice of the claim promptly to the party providing an indemnity; (ii) give the indemnifying party sole control of the defense and settlement of the claim; (iii) provide the indemnifying party, at indemnifying party’s expense, all available information, assistance and authority to defend; and (iv) not have compromised or settled such claim or proceeding without the indemnifying party’s prior written consent.

e) Additional Remedies. Should any Original Code, Upgraded Code, TCK, Specifications, or Modifications become, or in the indemnifying party’s opinion be likely to become, the subject of a claim of infringement for which indemnity is provided above, the indemnifying party may, at its sole option, attempt to procure on reasonable terms the rights necessary for the indemnified party to exercise its license rights under this License with respect to the infringing items, or to modify the infringing items so that they are no longer infringing without substantially impairing their function or performance. If the indemnifying party is unable to do the foregoing after reasonable efforts, then the indemnifying party may send a notice of such inability to the indemnified party together with a refund of any license fees received by the indemnifying party from the indemnified party for the infringing items applicable to the indemnified party’s future use or distribution of such infringing items, in which case the indemnifying party will not be liable for any damages resulting from infringing activity with respect to the infringing items occurring after such notice and refund.

6. Support Programs.

Support to You. Technical support is not provided to You by Original Contributor under this License. You may contract for one or more support programs from Original Contributor relating to the Technology which are described on the SCSL Webpage.

Customer Support. You are responsible for providing technical and maintenance support services to Your customers for Your products and services.

7. Royalties and Payments.

Technology specified in Attachment B.

Field of Use. For use in Borland’s integrated developer tool environments using Java platform technology, including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java Products which Borland may distribute only to end users for the sole purpose of permitting the end user to develop and test applications it develops by running those applications on the Product. Licensee must not permit the end user to deploy, distribute or make commercial use of the Sun Technology or derivatives thereof.

b) Royalty Payments. Royalties are as stated in Section 2 of the SLA.

c) Taxes. All payments required by this License shall be made in United States dollars, are exclusive of taxes, and You agree to bear and be responsible for the payment of all such taxes, including, but not limited to, all sales, use, rental receipt, personal property or other taxes and their equivalents which may be levied or assessed in connection with this License (excluding only taxes based on Original Contributor’s net income). To the extent You are required to withhold taxes based upon Original Contributor’s income in any country, You agree to provide Original Contributor with written evidence of such withholding, suitable for Original Contributor to obtain a tax credit in the United States.

d) DELETED

e) DELETED

f) DELETED

8. Notice of Breach or Infringement. Each party shall notify the other immediately in writing when it becomes aware of any breach or violation of the terms of this License, or when You become aware of any potential or actual infringement by a third party of the Technology or Original Contributor’s Intellectual Property Rights therein.

9. Proprietary Rights Notices. You may not remove any copyright notices, trademark notices or other proprietary legends of Original Contributor or its suppliers contained on or in the Original Code, Upgraded Code and Specifications.

10. Notices. All written notices required by this License must be delivered in person or by means evidenced by a delivery receipt and will be effective upon receipt by the persons at the addresses specified below.

Original Contributor:	You:

Sun Microsystems, Inc.	Inprise Corporation

901 San Antonio Road	100 Enterprise Way,

Palo Alto, California 94303	Scotts Valley, CA 95066

Attn.: VP, Sun Software	Attn.: VP and General Manager,
and Technology Sales	Java Products Group
cc: Sun Software and	cc: Borland, General Counsel
Technology, General	_______________________________
Counsel

11. Disclaimer of Agency. The relationship created hereby is that of licensor and licensee and the parties hereby acknowledge and agree that nothing herein shall be deemed to constitute You as a franchisee of Original Contributor. You hereby waive the benefit of any state or federal statutes dealing with the establishment and regulation of franchises.

12. Confidentiality. You shall keep and maintain in confidence the terms and conditions of this Attachment D.

This Attachment D may be executed in one or more counterparts which, when taken together, in original or facsimile form, shall constitute one and the same agreement.

Agreed:

You:		Original Contributor:

Inprise Corporation		Sun Microsystems, Inc.

By:	/s/ Keith E. Gottfried	By:	/s/ Sheila R. Kerr

	Keith E. Gottfried		FOR NEAL CIVJAN
Title:	Senior Vice President, General Counsel & Corporate Secretary	Title:	Manager, Sales OPS

Date:	12/29/00	Date:	12/29/00

Exhibit A-3:   J2ME MIDP

ATTACHMENT D
COMMERCIAL USE LICENSE
[Sun legal files index number 80616]

1. Effect. This Attachment D is to the Sun Community Source License version 2.7 for Java 2 Platform, Micro Edition, Mobile Information Device Profile (“SCSL”). You have agreed to the terms of the SCSL by selecting the “Accept” button at the end of the SCSL or executing a hardcopy SCSL with Original Contributor. You acknowledge that the SCSL is binding on You. This Attachment D is effective only if signed below by You and Original Contributor, and applies to Your Commercial Use of Original Code and Upgraded Code. This Attachment D is being entered into simultaneously with, and is incorporated as Exhibit A-3 into, that certain Software License Agreement between Sun and Borland dated the date hereof (the “SLA”). All capitalized terms used herein shall have the same meaning set forth in the SCSL, unless otherwise stated.

2. Term. Upon execution of this Attachment D by You and Original Contributor, this Commercial Use license shall have a term of five (5) years commencing on December 29, 2000, and ending on December 28, 2005.

3. Commercial Use License Grant. Subject to Your compliance with Section 4 below, Section 8.10 of the Research Use license, and the TCK license, in addition to the Research Use license, the TCK license, and the Internal Deployment Use license, Original Contributor grants to You a worldwide, non-exclusive, non-transferable license, to the extent of Original Contributor’s Intellectual Property Rights covering the Original Code, Upgraded Code and Specifications, to do the following within the specified field of use:

a) reproduce and distribute Compliant Covered Code;

b) compile Compliant Covered Code and reproduce and distribute the same in Executable form through multiple tiers of distribution; and

c) reproduce and distribute Reformatted Specifications in association with Compliant Covered Code.

4. Additional Requirements and Responsibilities. In addition to the requirements and responsibilities specified in the Research Use license, the TCK license and the Internal Deployment license, and as a condition to exercising the rights granted in Section 3 above, You agree to the following additional requirements and responsibilities:

a) Integration with Configuration. Compliant Covered Code must be tightly integrated with an implementation of the Java(tm) 2 Platform, Micro Edition, Connected Limited Device Configuration from Original Contributor or a third party which meets Original Contributor’s compatibility requirements.

b) Distribution of Source Code. Source Code of Compliant Covered Code may be distributed only to another Licensee of the same Technology.

c) Distribution of Executable Code. You may distribute the Executable version(s) of Compliant Covered Code under a license of Your choice, which may contain terms different from this License, provided (i) that You are in compliance with the terms of this License, and (ii) You must make it absolutely clear that any terms which differ from this License are offered by You alone, not by Original Contributor or any other Contributor.

d) Branding. Products integrating Compliant Covered Code used for Commercial Use must be branded with the

Technology compliance logo under a separate trademark license required to be executed by You and Original Contributor concurrent with execution of this Attachment D.

5. Indemnity/Limitation of Liability. The provisions of Section 7.1 of the Research Use license are superseded by the following:

a) Your Indemnity Obligation. You hereby agree to defend, at Your expense, any legal proceeding brought against Original Contributor or any Licensee to the extent it is based on a claim: (i) that the use, reproduction or distribution of any of Your Error Corrections or Shared Modifications is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention; (ii) arising in connection with any representation, warranty, support, indemnity, liability or other license terms You may offer in connection with any Covered Code; or (iii) arising from Your Commercial Use of Covered Code, other than a claim covered by Section 5.b) below, or a patent claim based solely on Covered Code not provided by You. You will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by You, attributable to such claim.

b) Original Contributor’s Indemnity Obligation. Original Contributor will defend, at its expense, any legal proceeding brought against You, to the extent it is based on a claim that Your authorized Commercial Use of Original Code and Upgraded Code is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention, and will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. The foregoing shall not apply to any claims of intellectual property infringement based upon the combination of code or documentation supplied by Original Contributor with code, technology or documentation from other sources.

c) Right of Intervention. Original Contributor will have the right, but not the obligation, to defend You, at Original Contributor’s expense, in connection with a claim that Your Commercial Use of Original Code and Upgraded Code is an infringement of a third party patent and will, if Original Contributor chooses to defend You, pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. Notwithstanding the foregoing, Original Contributor shall not compromise, settle or otherwise resolve any such claim on terms which are prejudicial or detrimental to Your rights or interests without first providing notice to You of such terms and making reasonable efforts to discuss reasonable less prejudicial or detrimental alternatives with You.

d) Prerequisites. Under Sections 5.b) and c) above, You must, and under Section 5.a) above, Original Contributor or any Licensee must: (i) provide notice of the claim promptly to the party providing an indemnity; (ii) give the indemnifying party sole control of the defense and settlement of the claim; (iii) provide the indemnifying party, at indemnifying party’s expense, all available information, assistance and authority to defend; and (iv) not have compromised or settled such claim or proceeding without the indemnifying party’s prior written consent.

e) Additional Remedies. Should any Original Code, Upgraded Code, TCK, Specifications, or Modifications become, or in the indemnifying party’s opinion be likely to become, the subject of a claim of infringement for which indemnity is provided above, the indemnifying party may, at its sole option, attempt to procure on reasonable terms the rights necessary for the indemnified party to exercise its license rights under this License with respect to the infringing items, or to modify the infringing items so that they are no longer infringing without substantially impairing their function or performance. If the indemnifying party is unable to do the foregoing after reasonable efforts, then the indemnifying party may send a notice of such inability to the indemnified party together with a refund of any license fees received by the indemnifying party from the indemnified party for the infringing items applicable to the indemnified party’s future use or distribution of such infringing items, in which case the indemnifying party will not be liable for any damages resulting from infringing activity with respect to the infringing items occurring after such notice and refund.

6. Support Programs.

Support to You. Technical support is not provided to You by Original Contributor under this License. You may contract for one or more support programs from Original Contributor relating to the Technology which are described on the SCSL Webpage.

Customer Support. You are responsible for providing technical and maintenance support services to Your customers for Your products and services.

7. Field of Use; Royalties and Payments.

Technology specified in Attachment B.

Field of Use: For use in Borland’s integrated developer tool environments using Java platform technology, including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, and any other integrated developer tool environment products, which Borland may distribute only to end users for the sole purpose of permitting the end user to test applications it develops by running those applications on the Product. Licensee must not permit the end user to deploy, distribute or make commercial use of the Sun Technology or derivatives thereof.

b) Royalty Payments. As stated in section 2 of the SLA.

c) Taxes. All payments required by this License shall be made in United States dollars, are exclusive of taxes, and You agree to bear and be responsible for the payment of all such taxes, including, but not limited to, all sales, use, rental receipt, personal property or other taxes and their equivalents which may be levied or assessed in connection with this License (excluding only taxes based on Original Contributor’s net income). To the extent You are required to withhold taxes based upon Original Contributor’s income in any country, You agree to provide Original Contributor with written evidence of such withholding, suitable for Original Contributor to obtain a tax credit in the United States.

d) DELETED

e) DELETED

f) DELETED

8. Notice of Breach or Infringement. Each party shall notify the other immediately in writing when it becomes aware of any breach or violation of the terms of this License, or when You become aware of any potential or actual infringement by a third party of the Technology or Original Contributor’s Intellectual Property Rights therein.

9. Proprietary Rights Notices. You may not remove any copyright notices, trademark notices or other proprietary legends of Original Contributor or its suppliers contained on or in the Original Code, Upgraded Code and Specifications.

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10. Notices. All written notices required by this License must be delivered in person or by means evidenced by a delivery receipt and will be effective upon receipt by the persons at the addresses specified below.

Original Contributor:	You:

Sun Microsystems, Inc.	Borland Corp.

901 San Antonio Road	100 Enterprise Way,

Palo Alto, California 94303	Scotts Valley, CA 95066

Attn.: VP, Sun Software	Attn.: VP and General Manager,
and Technology Sales	Java Products Group
cc: Sun Software and	cc: Borland, General Counsel
Technology, General
Counsel

11. Disclaimer of Agency. The relationship created hereby is that of licensor and licensee and the parties hereby acknowledge and agree that nothing herein shall be deemed to constitute You as a franchisee of Original Contributor. You hereby waive the benefit of any state or federal statutes dealing with the establishment and regulation of franchises.

12. Confidentiality. You shall keep and maintain in confidence the terms and conditions of this Attachment D.

This Attachment D may be executed in one or more counterparts which, when taken together, in original or facsimile form, shall constitute one and the same agreement.

Agreed:

You:		Original Contributor:

Inprise Corporation		Sun Microsystems, Inc.

By:	/s/ Keith E. Gottfried	By:	/s/ Sheila R. Kerr

	Keith E. Gottfried		FOR NEAL CIVJAN
Title:	Senior Vice President, General Counsel & Corporate Secretary	Title:	Manager, Sales OPS

Date:	12/29/00	Date:	12/29/00

Exhibit A-4:   J2ME Java TV Profile

ATTACHMENT D
COMMERCIAL USE LICENSE
[Sun legal files index number 80617]

1. Effect. This Attachment D is to the Sun Community Source License version 2.9 for Java TV Technology (“SCSL”). You have agreed to the terms of the SCSL by selecting the “Accept” button at the end of the SCSL or executing a hardcopy SCSL with Original Contributor. You acknowledge that the SCSL is binding on You. This Attachment D is effective only if signed below by You and Original Contributor, and applies to Your Commercial Use of Original Code and Upgraded Code. This Attachment D is being entered into simultaneously with, and is incorporated as Exhibit A-4 into, that certain Software License Agreement between Sun and Borland dated the date hereof (the “SLA”). All capitalized terms used herein shall have the same meaning set forth in the SCSL, unless otherwise stated.

2. Term. Upon execution of this Attachment D by You and Original Contributor, this Commercial Use license shall have a term of five (5) years commencing on December 29, 2000, and ending on December 28, 2005.

3. Commercial Use License Grant. Subject to Your compliance with Section 4 below, Section 8.10 of the Research Use license, and the TCK license, and Your compliance with a PersonalJava License (as defined in Section 7(a) below); in addition to the Research Use license, the TCK license, and the Internal Deployment Use license, Original Contributor grants to You a worldwide, non-exclusive, non-transferable license, to the extent of Original Contributor’s Intellectual Property Rights covering the Original Code, Upgraded Code and Specifications, to do the following within the specified field of use:

a) reproduce and distribute Compliant Covered Code;

b) compile Compliant Covered Code and reproduce and distribute the same in Executable form through multiple tiers of distribution; and

c) reproduce and distribute Reformatted Specifications in association with Compliant Covered Code.

4. Additional Requirements and Responsibilities. In addition to the requirements and responsibilities specified in the Research Use license, the TCK license and the Internal Deployment license, and as a condition to exercising the rights granted in Section 3 above, You agree to the following additional requirements and responsibilities:

a) Integration with PersonalJava. Compliant Covered Code must be tightly integrated and configured to run in conjunction with a PersonalJava Solution or PersonalJava Technology (as both terms are defined in Section 7(a) below).

b) Distribution of Source Code. Source Code of Compliant Covered Code may be distributed only to another Licensee of the same Technology.

c) Distribution of Executable Code. You may distribute the Executable version(s) of Compliant Covered Code under a license of Your choice, which may contain terms different from this License, provided (i) that You are in compliance with the terms of this License, and (ii) You must make it absolutely clear that any terms which differ from this License are offered by You alone, not by Original Contributor or any other Contributor.

d) Branding. Products integrating Compliant Covered Code used for Commercial Use must be branded only with the Technology compliance logo under a separate trademark license required to be executed by You and Original Contributor concurrent with execution of this Attachment D. You shall not use the technology compliance/compatibility logo applicable to a PersonalJava Solution or PersonalJava Technology (as both terms are defined in Section 7(a) below) in connection with Covered Code governed by this License.

5. Indemnity/Limitation of Liability. The provisions of Section 7.1 of the Research Use license are superseded by the following:

a) Your Indemnity Obligation. You hereby agree to defend, at Your expense, any legal proceeding brought against Original Contributor or any Licensee to the extent it is based on a claim: (i) that the use, reproduction or distribution of any of Your Error Corrections or Shared Modifications is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention; (ii) arising in connection with any representation, warranty, support, indemnity, liability or other license terms You may offer in connection with any Covered Code; or (iii) arising from Your Commercial Use of Covered Code, other than a claim covered by Section 5.b) below, or a patent claim based solely on Covered Code not provided by You. You will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by You, attributable to such claim.

b) Original Contributor’s Indemnity Obligation. Original Contributor will defend, at its expense, any legal proceeding brought against You, to the extent it is based on a claim that Your authorized Commercial Use of Original Code and Upgraded Code is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention, and will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. The foregoing shall not apply to any claims of intellectual property infringement based upon the combination of code or documentation supplied by Original Contributor with code, technology or documentation from other sources.

c) Right of Intervention. Original Contributor will have the right, but not the obligation, to defend You, at Original Contributor’s expense, in connection with a claim that Your Commercial Use of Original Code and Upgraded Code is an infringement of a third party patent and will, if Original Contributor chooses to defend You, pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. Notwithstanding the foregoing, Original Contributor shall not compromise, settle or otherwise resolve any such claim on terms which are prejudicial or detrimental to Your rights or interests without first providing notice to You of such terms and making reasonable efforts to discuss reasonable less prejudicial or detrimental alternatives with You.

d) Prerequisites. Under Sections 5.b) and c) above, You must, and under Section 5.a) above, Original Contributor or any Licensee must: (i) provide notice of the claim promptly to the party providing an indemnity; (ii) give the indemnifying party sole control of the defense and settlement of the claim; (iii) provide the indemnifying party, at indemnifying party’s expense, all available information, assistance and authority to defend; and (iv) not have compromised or settled such claim or proceeding without the indemnifying party’s prior written consent.

e) Additional Remedies. Should any Original Code, Upgraded Code, TCK, Specifications, or Modifications become, or in the indemnifying party’s opinion be likely to become, the subject of a claim of infringement for which indemnity is provided above, the indemnifying party may, at its sole option, attempt to procure on reasonable terms the rights necessary for the indemnified party to exercise its license rights under this License with respect to the infringing items, or to modify the infringing items so that they are no longer infringing without substantially impairing their function or performance. If the indemnifying party is unable to do the foregoing after reasonable efforts, then the indemnifying party may send a notice of such inability to the indemnified party together with a refund of any license fees received by the indemnifying party from the indemnified party for the infringing items applicable to the indemnified party’s future use or distribution of such infringing items, in which case the indemnifying party will not be liable for any damages resulting from infringing activity with respect to the infringing items occurring after such notice and refund.

6. Support Programs.

Support to You. Technical support is not provided to You by Original Contributor under this License. You may contract for one or more support programs from Original Contributor relating to the Technology which are described on the SCSL Webpage.

Customer Support. You are responsible for providing technical and maintenance support services to Your customers for Your products and services.

7. Field of Use; Royalties and Payments.

Technology specified in Attachment B.

Field of Use: For use in Borland’s integrated developer tool environments using Java platform technology, including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java, and any other integrated developer tool environment products which Borland may distribute only to end users for the sole purpose of permitting the end user to test applications it develops by running those applications on the Product. Licensee must not permit the end user to deploy, distribute or make commercial use of the Sun Technology or derivatives thereof.

a) Definitions. For purposes of this Section 7, the terms below shall have the following meanings:

(i)        “PersonalJava Solution” means any and all software: (A) relating to Original Contributor’s PersonalJava technology; (B) provided to You by a third party authorized by Original Contributor; and (C) which meets Original Contributor’s PersonalJava compatibility and added value requirements.

(ii)        “PersonalJava Technology” means any and all software: (A) implementing PersonalJava technology; (B) directly provided to You by Original Contributor; and (C) which meets Original Contributor’s compatibility and added value requirements.

b) Royalty Payments. As stated in Section 2. of the SLA.

c) Taxes. All payments required by this License shall be made in United States dollars, are exclusive of taxes, and You agree to bear and be responsible for the payment of all such taxes, including, but not limited to, all sales, use, rental receipt, personal property or other taxes and their equivalents which may be levied or assessed in connection with this License (excluding only taxes based on Original Contributor’s net income). To the extent You are required to withhold taxes based upon Original Contributor’s income in any country, You agree to provide Original Contributor with written evidence of such withholding, suitable for Original Contributor to obtain a tax credit in the United States.

d) DELETED

e) DELETED

f) DELETED

8. Notice of Breach or Infringement. Each party shall notify the other immediately in writing when it becomes aware of any breach or violation of the terms of this License, or when You become aware of any potential or actual infringement by a third party of the Technology or Original Contributor’s Intellectual Property Rights therein.

9. Proprietary Rights Notices. You may not remove any copyright notices, trademark notices or other proprietary legends of Original Contributor or its suppliers contained on or in the Original Code, Upgraded Code and Specifications.

10. Notices. All written notices required by this License must be delivered in person or by means evidenced by a delivery receipt and will be effective upon receipt by the persons at the addresses specified below.

Original Contributor:	You:
Sun Microsystems, Inc.	Borland Corp.
901 San Antonio Road	100 Enterprise Way, Road
Palo Alto, California 94303	Scotts Valley, CA 95066
Attn.: VP, Sun Software and Technology Sales	Attn.: VP and General Manager,
cc: Sun Software and Technology, General Counsel	Java Products Group
cc: Borland, General Counsel

11. Disclaimer of Agency. The relationship created hereby is that of licensor and licensee and the parties hereby acknowledge and agree that nothing herein shall be deemed to constitute You as a franchisee of Original Contributor. You hereby waive the benefit of any state or federal statutes dealing with the establishment and regulation of franchises.

12. Confidentiality. You shall keep and maintain in confidence the terms and conditions of this Attachment D.

This Attachment D may be executed in one or more counterparts which, when taken together, in original or facsimile form, shall constitute one and the same agreement.

AGREED TO AND ACCEPTED BY:

You:		Original Contributor:

Inprise Corporation.		Sun Microsystems, Inc.

By:	/s/ Keith E. Gottfried	By:	/s/ Sheila R. Kerr

FOR NEAL CIVJAN
Name:	Keith E. Gottfried	Name:	Sheila R. Kerr

Title:	Senior Vice President, General Counsel & Corporate Secretary	Title:	Manager, Sales OPS

Date:	12/29/00	Date:	12/29/00

Exhibit A-5:   PersonalJava Platform Technology

ATTACHMENT D
COMMERCIAL USE LICENSE
[Sun legal files index number 80618]

1. Effect. This Attachment D is to the Sun Community Source License version 2.4 for PersonalJava (“SCSL”). You have agreed to the terms of the SCSL by selecting the “Accept” button at the end of the SCSL. You acknowledge that the SCSL is binding on You. This Attachment D is effective only if signed below by You and Original Contributor, and applies to Your Commercial Use of Original Code and Upgraded Code. This Attachment D is being entered into simultaneously with, and is incorporated as Exhibit A-5 into, that certain Software License Agreement between Sun and Borland dated the date hereof (the “SLA”). All capitalized terms used herein shall have the same meaning set forth in the SCSL, unless otherwise stated.

2. Term. Upon execution of this Attachment D by You and Original Contributor, this Commercial Use license shall have a term of five (5) years commencing on December 29, 2000, and ending on December 28, 2005.

3. Commercial Use License Grant. Subject to Your compliance with Section 4 below, Section 8.10 of the Research Use license, and the TCK license; in addition to the Research Use license, the TCK license, and the Internal Deployment Use license, Original Contributor grants to You a worldwide, non-exclusive, non-transferable license, to the extent of Original Contributor’s Intellectual Property Rights covering the Original Code, Upgraded Code and Specifications, to do the following within the specified field of use:

a) reproduce and distribute Compliant Covered Code;

b) compile Compliant Covered Code and reproduce and distribute the same in Executable form through multiple tiers of distribution; and

c) reproduce and distribute Reformatted Specifications in association with Compliant Covered Code.

4. Additional Requirements and Responsibilities. In addition to the requirements and responsibilities specified in the Research Use license, the TCK license and the Internal Deployment license, and as a condition to exercising the rights granted in Section 3 above, You agree to the following additional requirements and responsibilities:

a) Distribution of Source Code. Source Code of Compliant Covered Code may be distributed only to another Licensee of the same Technology.

b) Distribution of Executable Code. You may distribute the Executable version(s) of Compliant Covered Code under a license of Your choice, which may contain terms different from this License, provided (i) that You are in compliance with the terms of this License, and (ii) You must make it absolutely clear that any terms which differ from this License are offered by You alone, not by Original Contributor or any other Contributor.

c) Branding. Products integrating Compliant Covered Code used for Commercial Use must be branded with the Technology compliance logo under a separate trademark license required to be executed by You and Original Contributor concurrent with execution of this Attachment D.

5. Indemnity/Limitation of Liability. The provisions of Section 7.1 of the Research Use license are superseded by the following:

a) Your Indemnity Obligation. You hereby agree to defend, at Your expense, any legal proceeding brought against Original Contributor or any Licensee to the extent it is based on a claim: (i) that the use, reproduction or distribution of any of Your Error Corrections or Shared Modifications is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention; (ii) arising in connection with any representation, warranty, support, indemnity, liability or other license terms You may offer in connection with any Covered Code; or (iii) arising from Your Commercial Use of Covered Code, other than a claim covered by Section 5.b) below, or a patent claim based solely on Covered Code not provided by You. You will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by You, attributable to such claim.

b) Original Contributor’s Indemnity Obligation. Original Contributor will defend, at its expense, any legal proceeding brought against You, to the extent it is based on a claim that Your authorized Commercial Use of Original Code and Upgraded Code is an infringement of a third party trade secret or a copyright in a country that is a signatory to the Berne Convention, and will pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. The foregoing shall not apply to any claims of intellectual property infringement based upon the combination of code or documentation supplied by Original Contributor with code, technology or documentation from other sources.

c) Right of Intervention. Original Contributor will have the right, but not the obligation, to defend You, at Original Contributor’s expense, in connection with a claim that Your Commercial Use of Original Code and Upgraded Code is an infringement of a third party patent and will, if Original Contributor chooses to defend You, pay all damages, costs and fees awarded by a court of competent jurisdiction, or such settlement amount negotiated by Original Contributor, attributable to such claim. Notwithstanding the foregoing, Original Contributor shall not compromise, settle or otherwise resolve any such claim on terms which are prejudicial or detrimental to Your rights or interests without first providing notice to You of such terms and making reasonable efforts to discuss reasonable less prejudicial or detrimental alternatives with You.

d) Prerequisites. Under Sections 5.b) and c) above, You must, and under Section 5.a) above, Original Contributor or any Licensee must: (i) provide notice of the claim promptly to the party providing an indemnity; (ii) give the indemnifying party sole control of the defense and settlement of the claim; (iii) provide the indemnifying party, at indemnifying party’s expense, all available information, assistance and authority to defend; and (iv) not have compromised or settled such claim or proceeding without the indemnifying party’s prior written consent.

e) Additional Remedies. Should any Original Code, Upgraded Code, TCK, Specifications, or Modifications become, or in the indemnifying party’s opinion be likely to become, the subject of a claim of infringement for which indemnity is provided above, the indemnifying party may, at its sole option, attempt to procure on reasonable terms the rights necessary for the indemnified party to exercise its license rights under this License with respect to the infringing items, or to modify the infringing items so that they are no longer infringing without substantially impairing their function or performance. If the indemnifying party is unable to do the foregoing after reasonable efforts, then the indemnifying party may send a notice of such inability to the indemnified party together with a refund of any license fees received by the indemnifying party from the indemnified party for the infringing items applicable to the indemnified party’s future use or distribution of such infringing items, in which case the indemnifying party will not be liable for any damages resulting from infringing activity with respect to the infringing items occurring after such notice and refund.

6. Support Programs.

Support to You. Technical support is not provided to You by Original Contributor under this License. You may contract for one or more support programs from Original Contributor relating to the Technology which are described on the SCSL Webpage.

Customer Support. You are responsible for providing technical and maintenance support services to Your customers for Your products and services.

7. Field of Use; Royalties and Payments.

Technology specified in Attachment B.

a) Field of Use: For use in Borland’s integrated developer tool environments using Java platform technology, including but not limited to JBuilder, JBuilder Handheld Express, JdataStore, MIDAS Client for Java and any other integrated developer tool environment products which Borland may distribute only to end users for the sole purpose of permitting the end user to test applications it develops by running those applications on the Product. Licensee must not permit the end user to deploy, distribute or make commercial use of the Sun Technology or derivatives thereof.

b) Royalty Payments. As stated in Section 2. of the SLA.

c) Taxes. All payments required by this License shall be made in United States dollars, are exclusive of taxes, and You agree to bear and be responsible for the payment of all such taxes, including, but not limited to, all sales, use, rental receipt, personal property or other taxes and their equivalents which may be levied or assessed in connection with this License (excluding only taxes based on Original Contributor’s net income). To the extent You are required to withhold taxes based upon Original Contributor’s income in any country, You agree to provide Original Contributor with written evidence of such withholding, suitable for Original Contributor to obtain a tax credit in the United States.

d) DELETED

e) DELETED

f) DELETED

8. Notice of Breach or Infringement. Each party shall notify the other immediately in writing when it becomes aware of any breach or violation of the terms of this License, or when You become aware of any potential or actual infringement by a third party of the Technology or Sun’s Intellectual Property Rights therein.

9. Proprietary Rights Notices. You may not remove any copyright notices, trademark notices or other proprietary legends of Original Contributor or its suppliers contained on or in the Original Code, Upgraded Code and Specifications.

10. Notices. All written notices required by this License must be delivered in person or by means evidenced by a delivery receipt and will be effective upon receipt by the persons at the addresses specified below.

Original Contributor:	You:

Sun Microsystems, Inc.	Inprise Corporation

901 San Antonio Road	100 Enterprise Way,

Palo Alto, California 94303	Scotts Valley, CA 95066

Attn.: VP, Sun Software	Attn.: VP and General Manager,
and Technology Sales	Java Products Group
cc: Sun Software and	cc: Borland, General Counsel
Technology, General	_______________________________
Counsel

11. Disclaimer of Agency. The relationship created hereby is that of licensor and licensee and the parties hereby acknowledge and agree that nothing herein shall be deemed to constitute You as a franchisee of Original Contributor. You hereby waive the benefit of any state or federal statutes dealing with the establishment and regulation of franchises.

12. Confidentiality. You shall keep and maintain in confidence the terms and conditions of this Attachment D.

This Attachment D may be executed in one or more counterparts which, when taken together, in original or facsimile form, shall constitute one and the same agreement.

Agreed:

You:		Original Contributor:

Inprise Corporation		Sun Microsystems, Inc.

By:	/s/ Keith E. Gottfried	By:	/s/ Sheila R. Kerr

	Keith E. Gottfried		FOR NEAL CIVJAN
Title:	Senior Vice President, General Counsel & Corporate Secretary	Title:	Manager, Sales OPS

Date:	12/29/00	Date:	12/29/00